UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: November 12, 2008
(Date of earliest event reported)
KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas (Address of principal executive offices)		75261-9100 (Zip Code)
(972) 281-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-(3)b.
EX-(10)b.
EX-(10)p.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(a) Severance Pay Plan
On November 12, 2008, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Kimberly-Clark Corporation (the “Corporation”) approved the amended and restated Kimberly-Clark Corporation Severance Pay Plan, effective as of January 1, 2009. This Plan provides certain eligible employees of the Corporation, including executive officers, severance benefits in the event of involuntary separation of service.
A copy of the Severance Pay Plan is attached as Exhibit (10)p to this report and incorporated herein by reference.
(b) Executive Severance Plan
On November 13, 2008, the Board approved the amended and restated Kimberly-Clark Corporation Executive Severance Plan (the “Amended Plan”), as recommended by the Committee at its meeting on November 12, 2008. The Amended Plan provides reduced severance benefits related to a change in control of the Corporation. In particular, the amounts of salary, bonus and certain other benefits payable to executives with a Tier I agreement (as described in the Amended Plan) have been reduced from three years to two years under the Amended Plan.
Under the terms of their Executive Severance Agreements under the Amended Plan (the “Agreements”), the Corporation’s executive officers would be entitled to receive, upon a qualified separation of service related to a change in control, a cash payment in an amount equal to the sum of:
(1)	two times annual base salary and the target bonus award for that fiscal year;

(2)	the value, based on the Corporation’s common stock price at the date of the participant’s separation from service, of forfeited restricted stock, time-vested restricted share units, performance-based restricted share units (at the greater of target or the attainment of the performance goal as of the end of the prior year) and certain unvested incentive stock options;

(3)	the value of any forfeited benefits under the Corporation’s Incentive Investment Plan and the Corporation’s Retirement Contribution Plan and its related supplemental plan;

(4)	the value of any additional benefit accruals or contributions the executive would have received if he or she had remained employed an additional two years under the Corporation’s Pension Plan, Retirement Contribution Plan and their related supplemental plans; and

(5)	two years of COBRA premiums for medical and dental coverage.
In addition, nonqualified stock options, and certain incentive stock options, will vest and be exercisable within the earlier of five years from the participant’s separation from service or the remaining term of the option.
Under the terms of his or her Agreement, in certain circumstances, if an executive officer incurs excise tax due to the application of Section 280G of the Internal Revenue Code of 1986, the executive officer would be entitled to an additional cash payment so that the participant will be in the same position as if the excise tax were not applicable. The Corporation’s executive officers are expected to enter into Agreements that expire on December 31, 2011.

A copy of the Amended Plan is attached as Exhibit (10)b to this report and incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 12, 2008, the Board adopted amendments to the Corporation’s By-Laws that are summarized below:
(a)	By-Law 11: Amended to require any stockholder that nominates a director or submits another proposal to disclose certain information about the stockholder and any additional interests that the stockholder may have, including any derivative positions in the Corporation’s stock held by the stockholder. The amendments provide that these notice requirements will be deemed satisfied by a stockholder with respect to business other than the nomination or election of directors if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with the applicable rules and regulations of the Exchange Act of 1934 and the proposal has been included in the Corporation’s proxy statement. The amendments further confirm that nothing in By-Law 11 will be deemed to affect, among other things, the rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to the applicable rules and regulations under the Exchange Act. There was no change to the time periods in which a stockholder may bring business before an annual meeting or to nominate a candidate for election as a director.
(b)	By-Law 46: Amended to provide (i) for mandatory advancement of expenses to officers and directors in connection with an action that would otherwise require indemnification and (ii) that the indemnification provisions of the Corporation’s By-Laws cannot be repealed or modified to adversely affect a potential indemnitee’s rights with respect to actions occurring prior to the repeal or modification.
(c)	Other. Amendments were made to various By-Laws to conform to current Delaware law and practice. The Corporation does not consider these amendments to be material.
The foregoing summary of the adopted amendments to the Corporation’s By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Corporation’s By-Laws, as amended November 12, 2008, a copy of which is incorporated herein by reference to Exhibit (3)b attached hereto. The Corporation’s amended By-Laws also are available on the Corporation’s website at www.kimberly-clark.com.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit (3)b. By-Laws of Kimberly-Clark Corporation, as amended November 12, 2008.
Exhibit (10)b. Kimberly-Clark Corporation Executive Severance Plan, as amended and restated as of November 13, 2008.
Exhibit (10)p. Kimberly-Clark Corporation Severance Pay Plan, amended and restated as of January 1, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION
Date: November 14, 2008	By:	/s/ Mark A. Buthman
Mark A. Buthman
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit (3)b. By-Laws of Kimberly-Clark Corporation, as amended November 12, 2008.
Exhibit (10)b. Kimberly-Clark Corporation Executive Severance Plan, as amended and restated as of November 13, 2008.
Exhibit (10)p. Kimberly-Clark Corporation Severance Pay Plan, amended and restated as of January 1, 2009.

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